                                                              EXHIBIT 4(f)(4)


                            CENTERPOINT ENERGY, INC.

                             THE BANKS PARTY HERETO

                                 CITIBANK, N.A.

                               JPMORGAN CHASE BANK

                                       and

                            CENTERPOINT ENERGY, INC.
                                as warrant agent

                         -------------------------------

                                WARRANT AGREEMENT

                          Dated as of [_____ __], 2003

                                WARRANT AGREEMENT

                                TABLE OF CONTENTS

                                                                                            PAGE
SECTION 1.        Issuance of Warrants....................................................   1

SECTION 2.        Appointment of Warrant Agent............................................   1

SECTION 3.        Warrant Certificates....................................................   1

SECTION 4.        Execution of Warrant Certificates.......................................   2

SECTION 5.        Countersignature and Delivery...........................................   2

SECTION 6.        Registration............................................................   3

SECTION 7.        Temporary Warrant Certificates..........................................   3

SECTION 8.        Registration of Transfers or Exchanges..................................   4

SECTION 9.        Lost, Stolen, Destroyed, Defaced Or Mutilated Warrant Certificates......   9

SECTION 10.       Offices For Exercise, Etc..............................................   10

SECTION 11.       Terms of Warrants......................................................   10

SECTION 12.       Payment of Taxes.......................................................   15

SECTION 13.       Reservation of Warrant Shares..........................................   15

SECTION 14.       Obtaining Stock Exchange Listings......................................   16

SECTION 15.       Adjustment of Number of Warrant Shares.................................   16

SECTION 16.       Fractional Interests...................................................   24

SECTION 17.       Notices to Warrant Holders.............................................   24

SECTION 18.       Change of Warrant Agent................................................   25

SECTION 19.       Notices to Company and Warrant Agent...................................   25

SECTION 20.       Supplements and Amendments.............................................   26

SECTION 21.       Successors.............................................................   26

SECTION 22.       Termination............................................................   26

SECTION 23.       Governing Law..........................................................   26

SECTION 24.       Benefits of This Agreement.............................................   26

SECTION 25.       Counterparts...........................................................   26

Exhibit A-1       Form of First Tranche Warrant Certificate

Exhibit A-2       Form of Second Tranche Warrant Certificate

Exhibit B         Form of Certificate to Be Delivered upon Exchange or Registration of
                  Transfer of Warrants

Exhibit C         Form of Certificate to Be Delivered in Connection with Regulation S
                  Transfers

Exhibit D         Form of Accredited Investor Certificate Transferee Letter of
                  Representation

                  WARRANT AGREEMENT dated as of [______ __], 2003 between CenterPoint Energy, Inc., a Texas corporation (the "COMPANY"), the banks and other financial institutions from time to time parties to the Credit Agreement (as defined below) (each, a "Lender"), Citibank, N.A., JPMorgan Chase Bank and CenterPoint Energy, Inc., as Warrant Agent (the "Warrant Agent").

                  WHEREAS, on the date hereof the Company is issuing [30,600,564.20] common stock purchase warrants, as hereinafter described (the "WARRANTS"), which in the aggregate initially entitle the holders thereof to purchase [30,600,564.20] shares of Common Stock, par value $0.01 per share (the "COMMON STOCK"), of the Company which constitute 10.0% of the Common Stock outstanding on a Diluted Basis (as defined below) (the Common Stock issuable on exercise of the Warrants being referred to herein as the "WARRANT SHARES" and, where appropriate, such term shall also mean the other securities or property of the Company, or any successor thereto, purchasable and deliverable upon exercise of a Warrant as set forth in Section 15), in connection with the Second Amendment, dated as of February 28, 2003 (the "SECOND AMENDMENT"), to the $3,850,000,000 Amended and Restated Credit Agreement dated as of October 10, 2002 (the "CREDIT AGREEMENT"), among the Company, the banks and other financial institutions from time to time parties thereto and JPMorgan Chase Bank, as administrative agent (the "ADMINISTRATIVE AGENT"). Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                  SECTION 1. Issuance of Warrants. The Warrants shall be issued on the date hereof (the "ISSUE DATE"). The Warrants shall consist of two tranches of Warrants, each consisting of [15,300,282.10] Warrants. All or a portion of the first tranche of Warrants (the "FIRST TRANCHE WARRANTS") and the second tranche of Warrants (the "SECOND TRANCHE WARRANTS") shall be reduced and cancelled in accordance with Sections 11(b) and 11(c) based on repayments of Term Loans (as defined in the Credit Agreement) under the Credit Agreement. Each Warrant Certificate (as defined below) shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby initially shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company one fully paid and non-assessable share of the Company's Common Stock (subject to adjustment from time to time as set forth in Section 15).

                  SECTION 2. Appointment of Warrant Agent. The Company shall initially act as the Warrant Agent in accordance with the terms set forth hereinafter in this Agreement.

                  SECTION 3. Warrant Certificates. The certificates evidencing the Warrants (the "WARRANT CERTIFICATES") will initially be issued in global form (the "GLOBAL WARRANTS"). The Warrant Certificates evidencing the Global Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A-1 or Exhibit A-2 attached hereto, as applicable. Such Global Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be decreased or increased, as appropriate, in accordance with the terms of this Agreement. The Depository Trust Company shall act as the Depositary (the "DEPOSITARY") with respect to the Global Warrants until a successor shall be appointed by the Company. Upon written request, and subject to Section 8(d) hereof, a Warrant holder may receive Warrants in registered form as definitive Warrant Certificates (the "DEFINITIVE WARRANTS").

                  SECTION 4. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of he or she shall have ceased to hold such office.

                  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

                  SECTION 5. Countersignature and Delivery. Subject to the immediately following paragraph, Warrant Certificates shall be countersigned by manual signature and dated the date of countersignature by the Warrant Agent and shall not be valid for any purpose unless so countersigned and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined below).

                  Upon the receipt by the Warrant Agent of a written order of the Company, which order shall be signed by its Chairman of the Board or its President or a Vice President and by its Secretary or an Assistant Secretary, and shall specify the amount of Warrants to be countersigned, whether the Warrants are to be Global Warrants or Definitive Warrants, the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by the Company, the Warrant Agent is authorized, upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 4 hereof, to countersign the Warrant Certificates and upon the holder's request deliver them. Such countersignature shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

                  In case any authorized signatory of the Warrant Agent who shall have countersigned any of the Warrant Certificates shall cease to be such authorized signatory before the Warrant Certificate shall be disposed of by the Company or the Warrant Agent, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who countersigned such Warrant Certificate had not ceased to be such authorized signatory of the Warrant Agent; and any Warrant Certificate may be countersigned on behalf of the Warrant Agent by such persons as, at the actual time of countersignature of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not such an authorized signatory.

                  The Warrant Agent's countersignature on all Warrant Certificates shall be in substantially the form set forth in Exhibit A-1 or Exhibit A-2 hereto, as applicable.

                  SECTION 6. Registration. The Company will keep, at the office or agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided in this Agreement. Each person designated by the Company from time to time as a person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "REGISTRAR". The Company hereby initially appoints the Warrant Agent as Registrar. Upon written notice to the Warrant Agent and any acting Registrar, the Company may appoint a successor Registrar for such purposes.

                  The Company will at all times designate one person (who may be the Company and who need not be a Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "WARRANT REGISTER"). The Warrant Agent will act as such repository unless and until some other person is, by written notice from the Company to the Warrant Agent and the Registrar, designated by the Company to act as such. The Company shall cause each Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

                  The Company and the Warrant Agent may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                  SECTION 7. Temporary Warrant Certificates. Pending the preparation of definitive Warrant Certificates, the Company may execute, and the Warrant Agent shall countersign and deliver, temporary Warrant Certificates, which are printed, lithographed, typewritten or otherwise produced, substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

                  If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at any office or agency maintained by the Company for that purpose pursuant to Section 10 hereof. Subject to the provisions of Section 12 hereof, such exchange shall be without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute, and the Warrant Agent shall countersign and deliver in exchange therefor, one or more definitive Warrant Certificates representing in the aggregate a like number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a definitive Warrant Certificate.

                  SECTION 8.        Registration of Transfers or Exchanges.

                  (a)      Transfer or Exchange of Definitive Warrants.

                  When Definitive Warrants are presented to the Warrant Agent with a request from the holder:

                  (i)      to register the transfer of the Definitive Warrants;
         or

                  (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth in this Section 8(a) hereof for such transactions are met; provided, however, that the Definitive Warrants presented or surrendered by a holder for registration of transfer or exchange:

                  (x) shall be duly endorsed or accompanied by a written instruction of transfer or exchange in form satisfactory to the Company and the Warrant Agent, duly executed by such holder or by his attorney, duly authorized in writing; and

                  (y) in the case of Warrants the offer and sale of which have not been registered under the Securities Act and are presented for transfer or exchange prior to (X) the date which is two years (or such shorter period as may be prescribed by Rule 144(k) (or any successor provision thereto)) after the later of the date of original issuance of the Warrants and the last date on which the Company or any Affiliate (as defined in the Credit Agreement) of the Company was the owner of such Warrants, or any predecessor thereto, and (Y) such later date, if any, as may be required by any subsequent change in applicable law, as set forth in a certification from such holder in substantially the form of Exhibit B hereto (the "Resale Restriction Termination Date"), such Warrants shall be accompanied by the following additional information and documents, as applicable:

                  (A) if such Warrants are being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto);

                  (B) if such Warrants are being transferred to the Company by a holder, a certification from such holder to that effect (in substantially the form of Exhibit B hereto);

                  (C) if such Warrants are being transferred to a qualified institutional buyer as such term is defined in Rule 144A under the Securities Act (a "QIB") in accordance with Rule 144A under the Securities Act, a certification from the transferor to that effect (in substantially the form of Exhibit B hereto);

                  (D) if such Warrants are being transferred in reliance on Regulation S under the Securities Act (i) a certification from the transferor to that effect (in substantially the form of Exhibit B hereto), (ii) a certification for Regulation S transfers (in substantially the form of Exhibit C hereto) and (iii) if requested by the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act;

                  (E) if such Warrants are being transferred in reliance on Rule 144 under the Securities Act (i) a certification from the transferor to that effect (in substantially the form of Exhibit B hereto) and (ii) an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (F) if such Warrants are being transferred in reliance on another exemption from the registration requirements of the Securities Act (i) a certification from the transferor to that effect (in substantially the form of Exhibit B hereto), (ii) a certification from the transferee (in substantially the form of Exhibit D hereto) and (iii) an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; provided that the Company may, based upon the views of its own counsel, instruct the Warrant Agent not to register such transfer in any case where the proposed transferee is not a QIB or non-U. S. person, respectively.

                  (b) Restrictions on Transfer of a Definitive Warrant for a Beneficial Interest in a Global Warrant.

                  A Definitive Warrant may not be transferred by a holder for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

                  (i) certification from such holder (in substantially the form of Exhibit B hereto) that such Definitive Warrant is being transferred to a QIB in accordance with Rule l44A under the Securities Act; and

                  (ii) written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant, then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrant Shares represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue, and the Warrant Agent shall upon written instructions from the Company authenticate, a new Global Warrant in the appropriate amount.

                  (c)      Transfer or Exchange of Global Warrants.

                  The transfer or exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Section 8, the Private Placement Legend (as defined below), this Agreement (including those restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

                  (d) Transfer or Exchange of a Beneficial Interest in a Global Warrant for a Definitive Warrant.

                  (i) Any person having a beneficial interest in a Global Warrant may transfer or exchange such beneficial interest for a Definitive Warrant upon receipt by the Warrant Agent of written instructions (or such other form of instructions as is customary for the Depositary) from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant, including a written order containing registration instructions and, in the case of any such transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents:

                  (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B hereto);

                  (B) if such beneficial interest is being transferred to the Company, a certification from such holder to that effect (in substantially the form of Exhibit B hereto);

                  (C) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certification from the transferor to that effect (in substantially the form of Exhibit B hereto);

                  (D) if such beneficial interest is being transferred in reliance on Regulation S under the Securities Act (i) a certification from the transferor to that effect (in substantially in the form of Exhibit B hereto),
                           (ii) a certification for Regulation S transfers (in substantially the form of Exhibit C hereto) and (iii) if requested by the Company, an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act;

                  (E) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act (i) a certification from the transferor to that effect (in substantially the form of Exhibit B hereto) and (ii) an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; or

                  (F) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act (i) a certification from the transferor to that effect (in substantially the form of Exhibit B hereto), (ii) a certification from the transferee (in substantially the form of Exhibit D hereto) and (iii) an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer is in compliance with the Securities Act; provided that the Company may, based upon the views of its own counsel, instruct the Warrant Agent not to register such transfer in any case where the proposed transferee is not a QIB or non-U. S. person, respectively;

                  then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, in accordance with Sections 4 and 5 the Company will execute and, the Warrant Agent will countersign and deliver to the transferee a Definitive Warrant.

                  (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 8(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered and adjust the Global Warrant pursuant to subsection (h) of this Section 8.

                  (e)      Restrictions on Transfer or Exchange of Global
Warrants.

                  Notwithstanding any other provisions of this Agreement (other than the provisions set forth in subsection (f) of this Section 8), a Global Warrant may not be transferred or exchanged as a whole except by the Depositary to a nominee of the Depositary; by a nominee of the Depositary to the Depositary or another nominee of the Depositary; or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (f) Authentication of Definitive Warrants in Absence of Depositary.

                  If at any time:

                  (i) the Depositary for the Global Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant and a successor Depositary for the Global Warrant is not appointed by the Company within 90 days after delivery of such notice; or

                  (ii) the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants for all Global Warrants under this Agreement, then the Company will execute, and the Warrant Agent will, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Warrants, authenticate and deliver Definitive Warrants, in an aggregate number equal to the aggregate number of warrants represented by the Global Warrant, in exchange for such Global Warrant.

                  (g)      Private Placement Legend.

                  Upon the transfer or exchange of Warrant Certificates not bearing the legend set forth in the first paragraph of Exhibit A-1 or Exhibit A-2 attached hereto, as applicable (the "PRIVATE PLACEMENT LEGEND"), the Warrant Agent shall deliver Warrant Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall deliver Warrant Certificates that bear the Private Placement Legend unless, and the Warrant Agent is hereby authorized to deliver Warrant Certificates without the Private Placement Legend if, (i) there is delivered to the Warrant Agent an opinion of counsel reasonably satisfactory to the Company and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (ii) the Warrants to be transferred or exchanged represented by such Warrant Certificates are being transferred or exchanged pursuant to an effective registration statement under the Securities Act.

                  (h)      Cancellation or Adjustment of a Global Warrant.

                  At such time as all beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to the Company or, upon written order to the Warrant Agent in the form of an Officers' Certificate from the Company, retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, redeemed, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant by the Warrant Agent to reflect such reduction.

                  (i) Obligations with Respect to Transfers or Exchanges of Warrants.

                  (i) To permit registrations of transfers or exchanges, the Company shall execute, at the Warrant Agent's request, and the Warrant Agent shall authenticate, Definitive Warrants and Global Warrants.

                  (ii) All Definitive Warrants and Global Warrants issued upon any registration, transfer or exchange of Definitive Warrants or Global Warrants, as the case may be, shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Definitive Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

                  (iii) No service charge shall be made to the holder for any registration of transfer or exchange of Warrants, but the Company may require from the transferring or exchanging holder payment of a sum sufficient to cover any transfer tax or similar governmental charge payable upon exchanges pursuant to Section 12 and exchanges in respect of portions of Warrants not exercised and the Company may deduct such taxes from any payment of money to be made and such transfer or exchange shall not be consummated (if such taxes are not deducted in full) unless or until the holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company and the Warrant Agent that such tax has been paid.

                  (j)      Restrictions on Transfer.

                  Registrations of transfer of Warrants or interests therein may not be made with respect to Warrants exercisable for less than [____] shares of Common Stock (subject to adjustment from time to time in accordance with Section
15).

                  SECTION 9. Lost, Stolen, Destroyed, Defaced Or Mutilated Warrant Certificates. Upon receipt by the Company and the Warrant Agent (or any agent of the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of indemnity satisfactory to them and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually authenticate and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section in a name other than the prior registered holder of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, the Company may require (in addition to compliance with other applicable restrictions on transfer contained herein) the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 9 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

                  The Warrant Agent is hereby authorized to authenticate in accordance with the provisions of this Agreement and deliver the new Warrant Certificates required pursuant to the provisions of this Section.

                  SECTION 10. Offices For Exercise, Etc. So long as any of the Warrants remain outstanding, the Company will designate and maintain: (a) an office or agency where the Warrant Certificates may be presented for exercise (each a "WARRANT EXERCISE OFFICE"), (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for definitive Warrant Certificates pursuant to Section 7 hereof), and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change or rescind such designation, as it may deem desirable or expedient. In addition to such office or offices or agency or agencies, the Company may from time to time designate and maintain one or more additional offices or agencies, where Warrant Certificates may be presented for exercise or for registration of transfer or for exchange, and the Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates the office of the Warrant Agent as set forth in Section 19 hereof (the "WARRANT AGENT OFFICE"), as the initial agency maintained for each such purposes. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notice may be served at the Warrant Agent Office and the Company appoints the Warrant Agent as its agent to receive all such presentations, surrenders, notices and demands.

                  SECTION 11. Terms of Warrants. (a) Each Warrant shall, when the certificate or certificates therefor are countersigned by the Warrant Agent, entitle the holder(s) thereof, subject to and upon compliance with the provisions of this Agreement, to purchase one (1) share of Common Stock, which number of shares of Common Stock, in the aggregate for all Warrants, shall be equal to 10.0% of the sum of (a) the number of shares of Common Stock outstanding (including the Company's Employee Stock Ownership Program shares outstanding that are unallocated to plan participants) as of the close of business on the date preceding February 28, 2003, (b) without duplication, the number of additional shares not then outstanding, other than shares issuable upon exercise of options, that would be included in determining, in accordance with generally accepted accounting principles, fully diluted earnings per share for the fiscal year ended December 31, 2002 and (c) the number of shares issuable upon exercise of all "in the money" options as of the close of business on the date preceding February 28, 2003 (not giving any effect to shares issuable upon exercise of the Warrants and exclusive of any treasury shares) (a "DILUTED BASIS"). The Warrants shall consist of [15,300,282.10] First Tranche Warrants and [15,300,282.10] Second Tranche Warrants, which shall be identical in all respects other than with respect to the adjustments set forth in subsections (b) and (c) hereof. The number of Warrant Shares issuable upon exercise of a Warrant shall be subject to adjustment from time to time as set forth in Section 15 hereof.

                  (b) First Tranche Warrants. (i) On May 28, 2003 (the "INITIAL REPAYMENT DATE"), each First Tranche Warrant shall be subject to reduction and cancellation in accordance with the following formula:

                           F'    =    F   x  (    1   -   IR    )
                                                         ----
                                                         400

                  where:

         F' = the number of shares subject to an adjusted First Tranche Warrant (an "ADJUSTED FIRST TRANCHE WARRANT").

         F =      the number of shares subject to a First Tranche Warrant.

         IR = the aggregate principal amount of the Term Loans (in millions of dollars) repaid after the date of the Second Amendment and on or prior to the Initial Repayment Date.

                  (ii) On the Initial Repayment Date, the number of shares subject to each First Tranche Warrant shall be reduced to the number determined pursuant to subsection (b)(i) and (A) if such First Tranche Warrant is represented by a Global Warrant, the Company shall take such actions as are necessary to effect such reduction in accordance with the provisions of Section 8, shall cause to be given to each of the beneficial holders of the Warrants written notice of such reduction in accordance with the procedures of the Depositary therefor and shall cause the pro rata beneficial ownership of the holders after such reduction to remain identical to the pro rata beneficial ownership of the holders immediately prior to such reduction and (B) if such First Tranche Warrant is represented by a Definitive Warrant, such Definitive Warrant shall be cancelled and exchanged (unless the number of Adjusted First Tranche Warrants shall be equal to zero) for a Definitive Warrant representing Adjusted First Tranche Warrants in accordance with the provisions of Section 8; provided, however, that if the holder of a Definitive Warrant does not present the Definitive Warrant for adjustment in accordance with subsection (b)(ii)(B) above, the number of shares subject to such Definitive Warrant shall be likewise reduced to the number determined pursuant to subsection (b)(i).

                  (c) Second Tranche Warrants.(i) On December 31, 2003 (the "SUBSEQUENT REPAYMENT DATE"), each Second Tranche Warrant shall be subject to reduction and cancellation in accordance with the following formula:

                           S'    =    S   x    (   1   -       SR + CF    )
                                                             -----------
                                                                 400

                  where:

         S'= the number of shares subject to an adjusted Second Tranche Warrant (an "ADJUSTED SECOND TRANCHE WARRANT").

         S =      the number of shares subject to a Second Tranche Warrant.

         SR= the aggregate principal amount of the Term Loans (in millions of dollars) repaid after the Initial Repayment Date, and on or prior to the Subsequent Repayment Date.

         CF=      the excess, if any, of IR over 400.

                  (ii) On the Subsequent Repayment Date, the number of shares subject to each Second Tranche Warrant shall be reduced to the number determined pursuant to subsection (c)(i) and (A) if such Second Tranche Warrant is represented by a Global Warrant, the Company shall take such actions as are necessary to effect such reduction in accordance with the provisions of Section 8, shall cause to be given to each of the beneficial holders of the Warrants written notice of such reduction in accordance with the procedures of the Depositary therefor and shall cause the pro rata beneficial ownership of the holders after such reduction to remain identical to the pro rata beneficial ownership of the holders immediately prior to such reduction and (B) if such Second Tranche Warrant is represented by a Definitive Warrant, such Definitive Warrant shall be cancelled and exchanged (unless the number of Adjusted Second Tranche Warrants shall be equal to zero) for a Definitive Warrant representing Adjusted Second Tranche Warrants in accordance with the provisions of Section 8; provided, however, that if the holder of a Definitive Warrant does not present the Definitive Warrant for adjustment in accordance with subsection (c)(ii)(B) above, the number of shares subject to such Definitive Warrant shall be likewise reduced to the number determined pursuant to subsection
         (c)(i).

                  (d) Exercise Price. The exercise price per share at which Warrant Shares shall be purchasable upon the exercise of Warrants (the "EXERCISE PRICE") shall be, with respect to each Warrant, the greater of (i) 110% of the volume weighted average daily closing sales price of Common Stock on the New York Stock Exchange over the 5 consecutive trading days following February 28, 2003 or (ii) 110% of the closing sales price of Common Stock on the New York Stock Exchange on the date hereof, in the case of each of (i) and (ii) subject to adjustments from time to time as set forth in Section 15 hereof.

                  (e) Term of Exercise. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised from 9:00 a.m., New York City time, on or after [the date one year and one day from the date hereof], 2004 and until 5:00 p.m., New York City time, on [the date four years and one day from the date hereof], 2007 ("EXPIRATION DATE"), to receive from the Company the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time.

                  (f) Method of Exercise. A Warrant may be exercised upon surrender to the Company at the principal office of the Warrant Agent, which is currently located at the address listed in Section 19 hereof, of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed and such other documentation as the Warrant Agent may reasonably request, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price which is set forth in the form of Warrant Certificate attached hereto as Exhibit A-1 or Exhibit A-2, as applicable, as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised. Warrants may not be exercised in part for less than [_____] shares of Common Stock (subject to adjustment from time to time in accordance with Section 15). Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check payable to the order of the Company in New York Clearing House Funds or Federal funds wire, or the equivalent thereof. In the alternative, a Warrant may be exercised on a net basis (a "Cashless Exercise") without the payment of cash, in which case the number of shares of Common Stock deliverable upon exercise shall be reduced so as to equal the product of (a) the number of shares of Common Stock issuable as of the Exercise Date upon the exercise of such Warrant (if payment of the Exercise Price were being made in cash) and (b) the Cashless Exercise Ratio (as defined below), in which case the Company shall calculate the number of shares of Common Stock to which such Holder is entitled and, for purposes of determining the number of shares, if any, for which such Warrant remains exercisable, the Warrant shall be treated as having been exercised for the number of shares which would have been deliverable upon exercise had it been exercised for cash. "CASHLESS EXERCISE RATIO" means a fraction, the numerator of which is the excess of the Current Market Price per share of Common Stock on the business day on which such Warrant is exercised over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Price per share of the Common Stock on the business day on which such Warrant is exercised. Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder's option to elect a Cashless Exercise, the number of shares of Common Stock deliverable upon a Cashless Exercise shall be equal to the number of shares of Common Stock issuable upon the exercise of Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio. A Warrant may also be exercised by any combination of an exercise for cash and a Cashless Exercise. All provisions of this Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. In the event that a Warrant Certificate is surrendered for exercise of less than all the Warrants represented by such Warrant Certificate at any time prior to the Expiration Date, a new Warrant Certificate representing the remaining Warrants shall be issued. The Warrant Agent shall countersign and deliver the required new Warrant Certificates, and the Company, at the Warrant Agent's request, shall supply the Warrant Agent with Warrant Certificates duly signed on behalf of the Company for such purpose. Upon the request of the Company, the Warrant Agent shall provide to the Company information with respect to (x) the total number of Warrants which have been exercised as of the date of such request and (y) the total amount of funds which have been received pursuant to the exercise of such Warrants as of the date of such request.

                  (g) Restrictions on Exercise. No Lender may exercise a Warrant to the extent that, immediately following such exercise, such Lender would directly or indirectly own, control or hold with power to vote, within the meaning of Section 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended (the "HOLDING COMPANY ACT"), five percent or more of the outstanding Common Stock of the Company. In addition, upon and following exercise of a Warrant no Lender shall (i) act with any other Lender or Lenders as an organized group of persons (within the meaning of Section 2(a)(2) of the Holding Company
Act) owning, controlling or holding with power to vote five percent or more of the outstanding voting securities (as defined in Section 2(a)(17) of the Holding Company Act) of the Company or (ii) otherwise seek to exercise such a controlling influence over the management or policies of the Company (within the meaning of Section 2(a)(7)(B) of the Holding Company Act) as would make it necessary or appropriate in the public interest or for the protection of investors or consumers that such Lender be subject to the obligations, liabilities and duties imposed under the Holding Company Act on a holding company; provided, however, that it is understood and agreed that neither (a) the exercise by any Lender of rights or remedies provided by the Credit Agreement nor (b) the exercise by any Lender of rights or remedies provided to holders of Registrable Securities pursuant to the provisions of the Warrant Registration Rights Agreement shall be deemed to be prohibited or restricted by this sentence.

                  (h) Issuance of Warrant Shares. Subject to the provisions of Section 12 hereof, upon such surrender of Warrants and payment of the Exercise Price, the Company shall issue and cause to be delivered (or make other arrangements with similar effect) with all reasonable dispatch to and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash as provided in Section 16 hereof; provided, however, that if any consolidation, merger or lease or sale of assets is proposed to be effected by the Company as described in subsection (j) of Section 15 hereof, or a bona fide tender offer or an exchange offer for shares of Common Stock of the Company shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall, as soon as reasonably practicable, but in any event not later than three business days thereafter, issue and cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence together with cash as provided in Section 16 hereof. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

                  The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 11 and of Section 10 hereof, and the Company, whenever required by the Warrant Agent, shall supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose. The Company shall make all necessary arrangements for the issuance of such Warrant Shares in the name of Cede & Co., or such other nominee as the Depositary may request, and all other customary arrangements applicable to the Common Stock of the Company with the Depositary and, if applicable, any securities exchange.

                  All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in its customary manner. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

                  The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders with reasonable prior written notice during normal business hours at its office. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

                  SECTION 12. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  SECTION 13. Reservation of Warrant Shares. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

                  The Company or, if appointed, the transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's Common Stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's Common Stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 12 hereof. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 15 hereof.

                  Before taking any action which would cause an adjustment pursuant to Section 15 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any commercially reasonable corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                  The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                  SECTION 14. Obtaining Stock Exchange Listings. The Company will from time to time take all commercially reasonable actions which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

                  SECTION 15. Adjustment of Number of Warrant Shares. The number of Warrant Shares issuable upon the exercise of each Warrant is subject to adjustment from time to time upon the occurrence following the date hereof of the events enumerated in this Section 15.

                  (a)      Adjustment for Change in Capital Stock.  If the
Company:

                  (i) subdivides its outstanding shares of Common Stock into a greater number of shares;

                  (ii) combines its outstanding shares of Common Stock into a smaller number of shares;

                  (iii) pays a dividend or makes a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); or

                  (iv) issues by reclassification of its Common Stock any shares of its capital stock,

then the number of shares of Common Stock issuable upon exercise of each Warrant immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised shall receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action (irrespective of whether the Warrants then outstanding are then exerciseable).

                  Such adjustment shall be made successively whenever any event listed above shall occur and shall become effective immediately after the effective date of any such event (which in the case of an adjustment by reason of a dividend or distribution, shall be the record date therefor). If, as a result of an adjustment made pursuant to this paragraph, the holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

                  (b) Adjustment for Rights Offerings to Holders of Common Stock. If the Company dividends or distributes any rights, warrants or options to all holders of its Common Stock entitling them for a period expiring within 60 days of the record date mentioned below to purchase shares of Common Stock at a price per share less than the Current Market Price per share on that record date, the number of shares of Common Stock issuable upon the exercise of each Warrant immediately after such date shall be determined by multiplying the number of shares of Common Stock issuable upon exercise of each Warrant immediately prior to such date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock issuable upon exercise of the rights, warrants or options to be distributed, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the total number of shares of Common Stock which the aggregate consideration receivable upon exercise of all of the rights, warrants or options to be distributed would purchase at the Current Market Price per share of Common Stock on such record date.

                  The adjustment shall be made successively whenever any such rights, warrants or options are distributed and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, warrants or options. If at the end of the period during which the rights, warrants or options are exercisable, not all of them have been exercised, the number of shares issuable upon exercise of a Warrant shall be immediately readjusted to what it would have been if only the number exercised had been distributed. No adjustment shall be made pursuant to this Section 15(b) which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant.

                  (c) Adjustment for Distributions Other Than Common Stock. Except with respect to any distribution provided for in subsection (b) above and except as provided below, if the Company dividends or distributes to all holders of its Common Stock any of its assets (including cash) or evidences of its indebtedness, other securities (including securities convertible into Common Stock) or any rights, options or warrants to purchase assets, evidences of indebtedness, whether or not immediately exerciseable, the number of shares of Common Stock issuable upon exercise of each Warrant shall be adjusted in accordance with the formula:

                               N'  =   N   x     M
                                               -----
                                               M - F

                  where:

         N'= the adjusted number of shares of Common Stock issuable upon exercise of each Warrant.

         N = the current number of shares of Common Stock issuable upon exercise of each Warrant.

         M = the Current Market Price per share of Common Stock on the record date mentioned below.

         F = the fair market value, as determined reasonably and in good faith by the Board of Directors of the Company, on the record date of the assets, securities, rights, warrants or options distributable to one share of Common Stock after taking into account, in the case of any rights, warrants or options, the consideration required to be paid upon exercise thereof;

provided, however, that the Company is not required to make an adjustment pursuant to this Section 15(c) if at the time of such distribution, without requiring the Warrants to be exercised, the Company makes the same distribution to holders of Warrants as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable).

                  The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

                  This subsection (c) does not apply to regular quarterly cash dividends, dividends or distributions of capital stock of the Company referred to in Section 15(a) or dividends or distributions referred to in Section 15(b). If any adjustment is made pursuant to this subsection (c) as a result of the issuance or rights, warrants or options and at the end of the period during which any such rights, warrants or options are exercisable, not all such rights, warrants or options shall have been exercised, the Warrants shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the indebtedness or assets actually distributed upon exercise of such rights, warrants or options divided by the number of shares of Common Stock outstanding on the record date. Notwithstanding anything to the contrary contained in this subsection (c), if "M-F" in the above formula is less than $1.00, the Company may elect to, and if "M-F" is a negative number, the Company shall, in lieu of the adjustment otherwise required by this subsection (c), distribute to the holders of the Warrants, upon exercise thereof, the evidences of indebtedness, assets, rights, warrants or options (or the proceeds thereof) which would have been distributed to such holders had such Warrants been exercised immediately prior to the record date for such distribution. No adjustment shall be made pursuant to this Section 15(c) which shall have the effect of decreasing the number of shares of Common Stock issuable upon exercise of each Warrant.

                  (d) Self-Tenders. In case of the consummation of a tender or exchange offer (other than an odd-lot tender offer) made by the Company or any subsidiary of the Company for all or any portion of the Common Stock to the extent that the cash and value of any other consideration included in such payment per share of Common Stock exceeds the first reported sales price per share of Common Stock on the trading day next succeeding the last time tenders or exchanges may be made pursuant to a tender or exchange offer (the "TENDER EXPIRATION TIME"), the number of shares of Common Stock issuable upon exercise of each Warrant shall be adjusted in accordance with the formula:

                                 N'  =   N   x   C + R
                                                 -----
                                                   A

                  where:

         N'= the adjusted number of shares of Common Stock issuable upon exercise of each Warrant.

         N = the current number of shares of Common Stock issuable upon exercise of each Warrant.

         C = the fair market value (if other than in cash, as determined reasonably and in good faith by the Board of Directors of the Company) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Tender Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "PURCHASED SHARES").

         R = the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Tender Expiration Time and the first reported sales price of the Common Stock on the trading day next succeeding the Tender Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Tender Expiration Time.

         A = the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Tender Expiration Time multiplied by the first reported sales price of the Common Stock on the trading day next succeeding the Tender Expiration Time.

                  (e) Current Market Price. For the purpose of any computation of Current Market Price under this Section 15 and Section 16, the Current Market Price per share of Common Stock at any date shall be:

                  (i) if the security is not registered under the Exchange Act, (a) the value of the security, determined in good faith by the Board of Directors and certified in a board resolution, based on the most recently completed arms-length transaction between the Company and a person other than an Affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (b) if no such transaction shall have occurred on such date or within such six-month period, the fair market value of the security as determined by an independent investment banking firm or independent financial expert, each of nationally recognized standing and jointly selected by the Company and the holders of a majority of the Warrants with respect to which the Current Market Price of Common Stock is being determined (provided that, in the case of the calculation of Current Market Price for determining the cash value of fractional shares, any such determination within six months that is, in the good faith judgment of the Board of Directors, a reasonable determination of value, may be utilized); or

                  (ii)     if the security is registered under the Exchange
         Act, the average of the daily closing sales prices of the securities for the shorter of (a) the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below) and (b) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination, as certified to the Warrant Agent by the President, any Vice President or the Chief Financial Officer of the Company, in the case of each of (ii)(a) and
         (ii)(b). The term "TIME OF DETERMINATION" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the Current Market Price is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by subsection (a), (b), (c) or (d). The closing sales price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day; (B) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company; (C) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system and as to which no such reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each business day, designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported; and (D) if there are not bid and asked prices reported during the 30 days prior to the date in question, the Current Market Price shall be determined as if the securities were not registered under the Exchange Act.

                  (f) When De Minimis Adjustment May Be Deferred. No adjustment in the number of shares of Common Stock issuable upon exercise of each Warrant need be made unless such adjustment, together with other adjustments carried forward as provided below, would require an increase or decrease of at least 1% in such number. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

                  All calculations under this Section 15 shall be made to the nearest 1/100th of a cent or to the nearest 1/100th of a share, as the case may be.

                  (g) When No Adjustment Required. No adjustment need be made for a change in the par value or no par value of the Common Stock.

                  To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

                  (h) Voluntary Reduction. The Company from time to time may increase the number of shares of Common Stock issuable upon exercise of each Warrant by any amount for any period of time (including, without limitation, permanently) if such period is at least 5 days.

                  Whenever the number of shares of Common Stock issuable upon exercise of each Warrant is increased, the Company shall mail to Warrant holders a notice of the increase. The Company shall mail the notice at least 15 days before the date the increase in the number of shares of Common Stock so issuable takes effect. The notice shall state the increased number of shares of Common Stock issuable upon exercise of each Warrant and the period it will be in effect.

                  A voluntary increase of the number of shares of Common Stock issuable upon exercise of each Warrant does not change or adjust the number of shares of Common Stock issuable upon exercise of each Warrant for purposes of subsections (a), (b), (c) or (d) of this Section 15.

                  (i)      Notice of Certain Transactions.  If:

                  (1) the number of shares of Common Stock issuable upon exercise of each Warrant is adjusted pursuant to this Section 15;

                  (2) the Company takes any action that would require a supplemental Warrant Agreement pursuant to subsection (j) of this
         Section 15; or

                  (3)      there is a liquidation or dissolution of the Company,

the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

                  (j) Reorganization of Company.If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if such holder had exercised the Warrant immediately before the effective date of the transaction; provided that
(i) if the holders of Common Stock were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets for which each Warrant shall become exercisable shall be deemed to be the kind and amount so receivable per share by a plurality of the holders of Common Stock in such consolidation or merger or (ii) if a bona fide tender or exchange offer shall have been made to and accepted by the holders of Common Stock under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, the holder of a Warrant shall be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if such Warrant holder had exercised the Warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustments (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in this Section 15. Concurrently with the consummation of any such transaction, the corporation or other entity formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement.

                  If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

                  If this subsection (j) applies, subsections (a), (b), (c) and
(d) of this Section 15 do not apply.

                  (k) When Issuance or Payment May Be Deferred. In any case in which this Section 15 shall require that an adjustment in the number of shares of Common Stock issuable upon exercise of each Warrant be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the number of shares of Common Stock issuable upon exercise of each Warrant and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 16 hereof; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

                  (l) Adjustment in Exercise Price. Upon each event that provides for an adjustment of the number of shares of Common Stock issuable upon exercise of each Warrant pursuant to this Section 15, each Warrant outstanding prior to the making of the adjustment shall thereafter shall have an adjusted Exercise Price obtained from the following formula:

                               E'    =    E    x     N
                                                    ---
                                                     N'

                  where:

                  E'=      the adjusted Exercise Price.

                  E =      the Exercise Price prior to adjustment.

                  N'= the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

                  N = the number of Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

                  Following any adjustment to the Exercise Price pursuant to this Section 15, the amount payable, when adjusted and together with any consideration allocated to the issuance of the Warrants, shall never be less than the par value per Warrant Share at the time of such adjustment. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (m) Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 15, the holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 15.

                  (n) Other Events. If any event occurs as to which the foregoing provisions of this Section 15 are not strictly applicable but would impact the holders of Warrants adversely as compared to holders of Common Stock, and the failure to make any adjustment, in the good faith judgment of the Board of Directors of the Company, would not fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of decreasing the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

                  (o) Action in Avoidance and Non-Dilution. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets (including assets of its subsidiaries), consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in carrying out all of the provisions of the Warrants and in taking all of such action as may be necessary or appropriate in order to protect the rights of the registered holders of the Warrants against impairment.

                  (p) Form of Warrants. Irrespective of any adjustments in the number or kind of shares issuable upon the exercise of the Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares and Exercise Price as are stated in the Warrants initially issuable pursuant to this Agreement.

                  SECTION 16. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 16, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Price per share, multiplied by such fraction.

                  Warrants may be issued in fractional interests. Holders of fractional interests in Warrants will be entitled to purchase a number of Warrant Shares equal to the product obtained by multiplying the number of Warrant Shares issuable with respect to a full Warrant multiplied by the fractional interest owned by such holder in the Warrant.

                  SECTION 17. Notices to Warrant Holders. Upon any adjustment of the number of shares or Exercise Price pursuant to Section 15, the Company shall within five days, (i) cause to be filed with the Warrant Agent a certificate executed by the Chief Financial Officer of the Company setting forth the number of shares of common stock issuable upon exercise of each Warrant after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 17.

                  In case:

                  (a) the Company proposes to take any action which would require an adjustment to the number or type of securities issuable upon exercise of the Warrants pursuant to Section 15 hereof;

                  (b) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant Register, at least 5 calendar days prior to the applicable record date hereinafter specified, or as promptly as practicable under the circumstances in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date on which such action is to occur and the nature of such action, as well as any applicable record date for receipt of property or securities to be received by holders of Common Stock, (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 17 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

                  Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

                  SECTION 18. Change of Warrant Agent.If the Warrant Agent shall become incapable of acting as Warrant Agent, the Company shall appoint a successor to such Warrant Agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such incapacity by the Warrant Agent or by the holder of a Warrant Certificate, then the holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to such Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. The holders of a majority of the unexercised Warrants shall be entitled at any time to remove the Warrant Agent and appoint a successor to such Warrant Agent. Such successor to the Warrant Agent need not be approved by the Company or the former Warrant Agent. After appointment the successor to the Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent upon payment of all fees and expenses due it and its agents and counsel shall deliver and transfer to the successor to the Warrant Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 18, however, or any defect therein, shall not affect the legality or validity of the appointment of a successor to the Warrant Agent.

                  SECTION 19. Notices to Company and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder(s) of any Warrant Certificate to or on the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

                           CenterPoint Energy, Inc.
                           1111 Louisiana
                           Houston, Texas
                           Attention:  Chief Financial Officer

                  In case the Company shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

                  Any notice pursuant to this Agreement to be given by the Company or by the holder(s) of any Warrant Certificate to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) to the Warrant Agent as follows:

                           CenterPoint Energy, Inc.
                           1111 Louisiana
                           Houston, Texas
                           Attention:  [______]

                  SECTION 20. Supplements and Amendments. The Company and the holders of Warrants exercisable for a majority of the Warrant Shares issuable on exercise of all outstanding Warrants may from time to time supplement or amend any provision herein; provided however, that the consent of each holder affected shall be required for any amendment pursuant to which (i) the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided herein) or (ii) the Initial Repayment Date or the Subsequent Repayment Date would be changed.

                  SECTION 21. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the holders of the Warrants or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  SECTION 22. Termination. This Agreement will terminate on any earlier date if all Warrants have been exercised or expired without exercise.

                  SECTION 23. Governing Law. Except insofar as matters covered in this Agreement concern the internal affairs of the Company (which matters shall be governed by and construed in accordance with the laws of the State of Texas), this Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

                  SECTION 24. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrant Agent and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the Warrant Certificates.

                  SECTION 25. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                    CENTERPOINT ENERGY, INC.

                                    By ___________________________
                                       Title:

                                    CITIBANK, N.A.

                                    By ___________________________
                                       Title:

                                    JPMORGAN CHASE BANK

                                    By ___________________________
                                       Title:

                                    [___________]

                                    By ___________________________
                                       Title:

                                    CENTERPOINT ENERGY, INC.
                                        as Warrant Agent

                                    By ___________________________
                                       Title:

                                                                     EXHIBIT A-1
                   [FORM OF FIRST TRANCHE WARRANT CERTIFICATE]

                                     [FACE]

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR OTHER SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THESE SECURITIES FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d), IF APPLICABLE, UNDER THE SECURITIES ACT (THE "RESALE RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE WARRANTS REPRESENTED BY THIS CERTIFICATE EXCEPT (A) TO CENTERPOINT ENERGY, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE WARRANT AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER
(I) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AS SET FORTH IN THE WARRANT AGREEMENT (AS DEFINED HEREIN), AND (II) PURSUANT TO CLAUSES (C), (D) OR (E), TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. HEDGING TRANSACTIONS INVOLVING THE WARRANTS REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                     A-1-1

         [GLOBAL WARRANTS ONLY: THIS SECURITY IS A GLOBAL WARRANT WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR IS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                                      A-1-2

                                                         CUSIP [______________]
No. ______                                                     [______] Warrants

                               WARRANT CERTIFICATE

                            CENTERPOINT ENERGY, INC.

         This Warrant Certificate certifies that [___________], or registered assigns, is the registered holder of [____] Warrants (the "WARRANTS") to purchase shares of Common Stock, par value $0.01 per share, issuable upon exercise of the Warrants (the "WARRANT SHARES", such term, where appropriate, also refers to the other securities or property purchasable and deliverable upon exercise of a Warrant as set forth in Section 15 of the Warrant Agreement referred to on the reverse hereof) of CENTERPOINT ENERGY, INC., a Delaware corporation (the "COMPANY," which term includes its successors and assigns). Each Warrant entitles the holder to purchase from the Company at any time from 9:00 a.m. New York City time on or after [______ __], 2004 until 5:00 p.m., New York City time, on [______ __], 2007 (the "EXPIRATION DATE"), one (1) fully paid, registered and non-assessable Warrant Share, subject to adjustment as provided in Section 15 of the Warrant Agreement, at an exercise price as set forth in Section 11(d) of the Warrant Agreement (the "EXERCISE PRICE") payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the Warrant Exercise Office, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to a Cashless Exercise as provided in Section 11(f) of the Warrant Agreement. Capitalized terms used herein without being defined herein shall have the definitions ascribed to such terms in the Warrant Agreement.

         The Company has initially designated the office of the Warrant Agent as set forth in Section 19 of the Warrant Agreement as the initial Warrant Exercise Office.

         THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS IS SUBJECT TO ADJUSTMENT UPON THE OCCURRENCE OF CERTAIN EVENTS SET FORTH IN THE WARRANT AGREEMENT, INCLUDING PURSUANT TO THE PROVISIONS SET FORTH IN SECTION 15.

         THE NUMBER OF WARRANTS REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO ADJUSTMENT UPON THE OCCURRENCE OF CERTAIN EVENTS SET FORTH IN THE WARRANT AGREEMENT, INCLUDING PURSUANT TO THE PROVISIONS SET FORTH IN SECTIONS 11(b). [DEFINITIVE WARRANTS AFTER ADJUSTMENT PURSUANT TO SECTION 11(b): THE NUMBER OF WARRANTS REPRESENTED BY THIS CERTIFICATE HAS BEEN ADJUSTED PURSUANT TO THE PROVISIONS SET FORTH SECTION 11(b).]

         Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on [________], 2007 shall thereafter be void.

         If the Company, in a single transaction or through a series of related transactions, consolidates with or merges with or into, or sells all or substantially all of its property and assets to, another person (other than a subsidiary of the Company) solely for cash, the holders of Warrants which are then exercisable shall be entitled to receive distributions on the date of such event on an equal basis with holders of shares of Capital Stock (or other securities issuable upon

                                      A-1-3
exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event less the aggregate Exercise Price therefor.

         Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Warrant Certificate shall be governed and construed in accordance with the laws of the State of Texas.

                                    CENTERPOINT ENERGY, INC.

                                    By: ___________________________________
                                    Name:
                                    Title:

Dated:

Countersigned by:

CENTERPOINT ENERGY, INC.,
     as Warrant Agent

By: ___________________________________________
Name:
Title:

                                      A-1-4

                   [FORM OF FIRST TRANCHE WARRANT CERTIFICATE]

                                    [REVERSE]

                            CENTERPOINT ENERGY, INC.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m., New York City time, on [______ __], 2007 (the "EXPIRATION DATE"), each of which represents the right to purchase at any time on or after [the date one year and one day from the date hereof], 2004 and on or prior to the Expiration Date one (1) Warrant Share, subject to adjustment as set forth in the Warrant Agreement; provided, however, that either a registration statement relating to the Warrant Shares underlying such Warrant is, at the time of exercise, effective and available or the exercise of such Warrant is exempt from the registration requirements of the Securities Act, and such Warrant Shares are qualified for sale or exempt from qualification under the applicable securities laws of the state or other jurisdiction in which the holder of such Warrant resides. The Warrants are issued pursuant to a Warrant Agreement dated as of [_______ __], 2003 (the "WARRANT AGREEMENT"), duly executed and delivered by the Company to the banks and other financial institutions signatories thereto, Citibank, N.A., JPMorgan Chase Bank and CenterPoint Energy, Inc., as Warrant Agent (the "WARRANT AGENT"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants.

         Warrants may be exercised by (i) surrendering at any Warrant Exercise Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) to the extent such exercise is not being effected through a Cashless Exercise by paying in full the Warrant Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

         As soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing such Warrant Share or Warrant Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate. Such certificate or certificates evidencing the Warrant Share or Warrant Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Warrant Share or Warrant Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

                                      A-1-5

         The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

         The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in a Warrant Registration Rights Agreement dated as of [_______ __], 2003, among the Company J.P. Morgan Securities Inc. and Salomon Smith Barney, Inc., as amended from time to time. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company or the Warrant Agent.

         Warrant Certificates, when surrendered at any office or agency maintained by the Company for that purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                                      A-1-6

                         [FORM OF ELECTION TO EXERCISE]

         (To be executed upon exercise of Warrants on the Exercise Date)

         The undersigned hereby irrevocably elects to exercise [_______] of the Warrants represented by this Warrant Certificate and purchase the whole number of Warrant Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Warrant Shares as follows:

         $________ in cash or by certified or official bank check; or by surrender of Warrants pursuant to a Cashless Exercise (as defined in the Warrant Agreement) for [________] shares of Common Stock at the current Cashless Exercise Ratio.

         The undersigned requests that a certificate representing such Warrant Shares be registered in the name of __________________ whose address is __________________ and that such shares be delivered to whose address is
___________________________. Any cash payments to be paid in lieu of a fractional share of Common Stock should be delivered to ___________________ ___________________________ whose address is _____________________ and the check representing payment thereof should be delivered to whose address is
___________________________.

         [FOR REGULATION S WARRANTS ONLY: The undersigned (i) certifies that it is not a "U.S. Person," as defined in Regulation S under the Securities Act of 1933, and that the Warrants being exercised hereby are not being so exercised on behalf of a U.S. Person or (ii) delivers herewith an opinion of counsel to the effect that the Warrants hereby exercised, and the delivery of Warrant Shares hereby, have been registered under the Securities Act of 1933 or are exempt from registration thereunder.]

Dated _____________, ____

Name of holder of
Warrant Certificate:
                     __________________________________________________
                                    (Please Print)

Tax Identification or
Social Security Number: _______________________________________________
Address: ______________________________________________________________
         ______________________________________________________________

Signature: ____________________________________________________________

         Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the Warrant Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, or if any cash payment to be paid in lieu of a fractional share is to be made to a person other than

                                      A-1-7
               the registered holder of this Warrant Certificate, the signature of the holder hereof must be guaranteed as provided in the Warrant Agreement.

Dated _____________, _______

Signature:

                  _______________________________________________
                  Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                  Signature Guaranteed: _______________________________

                   [FORM OF CERTIFICATE FOR REPURCHASE OFFER]

                      (To be executed only upon repurchase

                     of Warrant by CenterPoint Energy, Inc.)

TO: ___________________________

         The undersigned, having received prior notice of the consideration for which CENTERPOINT ENERGY, INC. will repurchase the Warrants represented by the within Warrant Certificate, hereby surrenders this Warrant Certificate for repurchase by CENTERPOINT ENERGY, INC. of the number of Warrants specified below for the consideration set forth in such notice.

Dated: _________________, _____

_______________________
(Number of Warrants)

__________________________________
(Signature of Owner)

__________________________________
(Street Address)

__________________________________
(City) (State)      (Zip Code)

Signature Guaranteed By:

                                      A-1-8

__________________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, Stamp, all in accordance with the Securities Exchange Act of 1934, as amended.

Securities and/or check to be issued to: _______________________________________

Please insert social security or identifying number: ___________________________

Name: ______________________________________

Street Address: ___________________________________

City, State and Zip Code: ______________________________

[FORM OF ASSIGNMENT]

         For value received ___________________ hereby sells, assigns and transfers unto __________________________ the within Warrant Certificate, together ____________________ with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

         Dated: _________________, _______

                           Signature: _____________________________________

                           Note: The above signature must correspond with the
                                 name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                           Signature Guaranteed: ____________________________

                                      A-1-9

                    SCHEDULE OF DECREASES IN GLOBAL WARRANTS

         The following decreases in this Global Warrant for certificated Warrants have been made:

                                                                         Number of Warrants
                          Amount of decrease     Amount of increase in     of this Global
                            in Number of         Number of Warrants of   Warrant following         Signature of
                          Warrants of this        this Global Warrant     such decrease (or     authorized officer
Date of Exchange           Global Warrant             Signature of            increase)          of Warrant Agent
----------------          ------------------     ---------------------   ------------------     ------------------

                                     A-1-10

                                                                     EXHIBIT A-2

                  [FORM OF SECOND TRANCHE WARRANT CERTIFICATE]

                                     [FACE]

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE OR OTHER SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS NOT A U.S. PERSON, IS NOT ACQUIRING THESE SECURITIES FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT,
(2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d), IF APPLICABLE, UNDER THE SECURITIES ACT (THE "RESALE RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE WARRANTS REPRESENTED BY THIS CERTIFICATE EXCEPT (A) TO CENTERPOINT ENERGY, INC. (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE WARRANT AGENT SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER
(I) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM AS SET FORTH IN THE WARRANT AGREEMENT (AS DEFINED HEREIN), AND (II) PURSUANT TO CLAUSES (C), (D) OR (E), TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. HEDGING TRANSACTIONS INVOLVING THE WARRANTS REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                      A-2-1

         [GLOBAL WARRANTS ONLY: THIS SECURITY IS A GLOBAL WARRANT WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE WARRANT AGREEMENT.

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR IS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                                      A-2-2

                                                         CUSIP [______________]
No. ______                                                     [______] Warrants

                              WARRANT CERTIFICATE

                            CENTERPOINT ENERGY, INC.

         This Warrant Certificate certifies that [___________], or registered assigns, is the registered holder of [____] Warrants (the "WARRANTS") to purchase shares of Common Stock, par value $0.01 per share, issuable upon exercise of the Warrants (the "WARRANT SHARES", such term, where appropriate, also refers to the other securities or property purchasable and deliverable upon exercise of a Warrant as set forth in Section 15 of the Warrant Agreement referred to on the reverse hereof) of CENTERPOINT ENERGY, INC., a Delaware corporation (the "COMPANY," which term includes its successors and assigns). Each Warrant entitles the holder to purchase from the Company at any time from 9:00 a.m. New York City time on or after [______ __], 2004 until 5:00 p.m., New York City time, on [______ __], 2007 (the "EXPIRATION DATE"), one (1) fully paid, registered and non-assessable Warrant Share, subject to adjustment as provided in Section 15 of the Warrant Agreement, at an exercise price as set forth in Section 11(d) of the Warrant Agreement (the "EXERCISE PRICE") payable in lawful money of the United States of America upon surrender of this Warrant Certificate and payment of the Exercise Price at the Warrant Exercise Office, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. Notwithstanding the foregoing, Warrants may be exercised without the exchange of funds pursuant to a Cashless Exercise as provided in Section 11(f) of the Warrant Agreement. Capitalized terms used herein without being defined herein shall have the definitions ascribed to such terms in the Warrant Agreement.

         The Company has initially designated the office of the Warrant Agent as set forth in Section 19 of the Warrant Agreement as the initial Warrant Exercise Office.

         THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS IS SUBJECT TO ADJUSTMENT UPON THE OCCURRENCE OF CERTAIN EVENTS SET FORTH IN THE WARRANT AGREEMENT, INCLUDING PURSUANT TO THE PROVISIONS SET FORTH IN SECTION 15.

         THE NUMBER OF WARRANTS REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO ADJUSTMENT UPON THE OCCURRENCE OF CERTAIN EVENTS SET FORTH IN THE WARRANT AGREEMENT, INCLUDING PURSUANT TO THE PROVISIONS SET FORTH IN SECTIONS 11(c). [DEFINITIVE WARRANTS AFTER ADJUSTMENT PURSUANT TO SECTION 11(c): THE NUMBER OF WARRANTS REPRESENTED BY THIS CERTIFICATE HAS BEEN ADJUSTED PURSUANT TO THE PROVISIONS SET FORTH SECTION 11(c).]

         Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on [______ __], 2007 shall thereafter be void.

         If the Company, in a single transaction or through a series of related transactions, consolidates with or merges with or into, or sells all or substantially all of its property and assets to, another person (other than a subsidiary of the Company) solely for cash, the holders of Warrants which are then exercisable shall be entitled to receive distributions on the date of such event on an equal basis with holders of shares of Capital Stock (or other securities issuable upon

                                      A-2-3
exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event less the aggregate Exercise Price therefor.

         Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Warrant Certificate shall be governed and construed in accordance with the laws of the State of Texas.

                                    CENTERPOINT ENERGY, INC.

                                    By: ________________________________________
                                    Name:
                                    Title:

Dated:

Countersigned by:

CENTERPOINT ENERGY, INC.,
    as Warrant Agent

By: ____________________________________
Name:
Title:

                                      A-2-4

                  [FORM OF SECOND TRANCHE WARRANT CERTIFICATE]

                                    [REVERSE]

                            CENTERPOINT ENERGY, INC.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring at 5:00 p.m., New York City time, on [______ __], 2007 (the "EXPIRATION DATE"), each of which represents the right to purchase at any time on or after [the date one year and one day from the date hereof], 2004 and on or prior to the Expiration Date one (1) Warrant Share, subject to adjustment as set forth in the Warrant Agreement; provided, however, that either a registration statement relating to the Warrant Shares underlying such Warrant is, at the time of exercise, effective and available or the exercise of such Warrant is exempt from the registration requirements of the Securities Act, and such Warrant Shares are qualified for sale or exempt from qualification under the applicable securities laws of the state or other jurisdiction in which the holder of such Warrant resides. The Warrants are issued pursuant to a Warrant Agreement dated as of [_______ __], 2003 (the "WARRANT AGREEMENT"), duly executed and delivered by the Company to the banks and other financial institutions signatories thereto, Citibank, N.A., JPMorgan Chase Bank and CenterPoint Energy, Inc., as Warrant Agent (the "WARRANT AGENT"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Warrants.

         Warrants may be exercised by (i) surrendering at any Warrant Exercise Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) to the extent such exercise is not being effected through a Cashless Exercise by paying in full the Warrant Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

         As soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing such Warrant Share or Warrant Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate. Such certificate or certificates evidencing the Warrant Share or Warrant Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Warrant Share or Warrant Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

                                      A-2-5

         The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares set forth on the face hereof may, subject to certain conditions, be adjusted. No fractions of a share of Common Stock will be issued upon the exercise of any Warrant, but the Company will pay the cash value thereof determined as provided in the Warrant Agreement.

         The holders of the Warrants are entitled to certain registration rights with respect to the Common Stock purchasable upon exercise thereof. Said registration rights are set forth in full in a Warrant Registration Rights Agreement dated as of [_______ __], 2003, among the Company J.P. Morgan Securities Inc. and Salomon Smith Barney, Inc., as amended from time to time. A copy of the Registration Rights Agreement may be obtained by the holder hereof upon written request to the Company or the Warrant Agent.

         Warrant Certificates, when surrendered at any office or agency maintained by the Company for that purpose by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         The Company and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                                      A-2-6

                         [FORM OF ELECTION TO EXERCISE]

         (To be executed upon exercise of Warrants on the Exercise Date)

         The undersigned hereby irrevocably elects to exercise [_______] of the Warrants represented by this Warrant Certificate and purchase the whole number of Warrant Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Warrant Shares as follows:

         $________ in cash or by certified or official bank check; or by surrender of Warrants pursuant to a Cashless Exercise (as defined in the Warrant Agreement) for [________] shares of Common Stock at the current Cashless Exercise Ratio.

         The undersigned requests that a certificate representing such Warrant Shares be registered in the name of __________________ whose address is __________________ and that such shares be delivered to whose address is
___________________________. Any cash payments to be paid in lieu of a fractional share of Common Stock should be delivered to ___________________ ___________________________ whose address is _____________________ and the check representing payment thereof should be delivered to whose address is
___________________________.

         [FOR REGULATION S WARRANTS ONLY: The undersigned (i) certifies that it is not a "U.S. Person," as defined in Regulation S under the Securities Act of 1933, and that the Warrants being exercised hereby are not being so exercised on behalf of a U.S. Person or (ii) delivers herewith an opinion of counsel to the effect that the Warrants hereby exercised, and the delivery of Warrant Shares hereby, have been registered under the Securities Act of 1933 or are exempt from registration thereunder.]

Dated _____________, ____

Name of holder of
Warrant Certificate:
                      __________________________________________________________
                                           (Please Print)

Tax Identification or
Social Security Number: _____________________________________________
Address: ____________________________________________________________
         ____________________________________________________________

Signature: __________________________________________________________

         Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever and if the certificate representing the Warrant Shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which this Warrant Certificate is registered, or if any cash payment to be paid in lieu of a fractional share is to be made to a person other than

                                      A-2-7
               the registered holder of this Warrant Certificate, the signature of the holder hereof must be guaranteed as provided in the Warrant Agreement.

Dated _____________, _______

Signature:

                  _________________________________________________
                  Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                  Signature Guaranteed: _______________________________

                   [FORM OF CERTIFICATE FOR REPURCHASE OFFER]

                      (To be executed only upon repurchase

                     of Warrant by CenterPoint Energy, Inc.)

TO: ___________________________

         The undersigned, having received prior notice of the consideration for which CENTERPOINT ENERGY, INC. will repurchase the Warrants represented by the within Warrant Certificate, hereby surrenders this Warrant Certificate for repurchase by CENTERPOINT ENERGY, INC. of the number of Warrants specified below for the consideration set forth in such notice.

Dated: _________________, _____

________________________
(Number of Warrants)

__________________________________
(Signature of Owner)

__________________________________
(Street Address)

__________________________________
(City) (State)      (Zip Code)

Signature Guaranteed By:

                                      A-2-8

__________________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("Stamp") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, Stamp, all in accordance with the Securities Exchange Act of 1934, as amended.

Securities and/or check to be issued to: _______________________________________

Please insert social security or identifying number: ___________________________

Name: ______________________________________

Street Address: ___________________________________

City, State and Zip Code: ______________________________

[FORM OF ASSIGNMENT]

         For value received ___________________ hereby sells, assigns and transfers unto __________________________ the within Warrant Certificate, together ____________________ with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

         Dated: _________________, _______

                           Signature: _________________________________

                           Note: The above signature must correspond with the
                                 name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                           Signature Guaranteed: ____________________________

                                      A-2-9

                    SCHEDULE OF DECREASES IN GLOBAL WARRANTS

         The following decreases in this Global Warrant for certificated Warrants have been made:

                                                                         Number of Warrants
                          Amount of decrease     Amount of increase in    of this Global
                             in Number of        Number of Warrants of   Warrant following         Signature of
                           Warrants of this       this Global Warrant     such decrease (or     authorized officer
Date of Exchange            Global Warrant            Signature of            increase)          of Warrant Agent
----------------          ------------------     ---------------------   -------------------    -------------------

                                     A-2-10

                                                                       EXHIBIT B

                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                     OR REGISTRATION OF TRANSFER OF WARRANTS

Re: Warrants to Purchase Common Stock (the "Warrants") of CENTERPOINT ENERGY,
    INC.

         This Certificate relates to ______ Warrants held in *[ ]book-entry or [ ]certificated form by ____________ (the "Transferor").

The Transferor:*

         [ ]      has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the Depositary a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above); or

         [ ]      has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

         In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 8 of such Warrant Agreement, that the Resale Restriction Termination Date has not occurred, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Act") because*:

         [ ]      Such Warrant is being acquired for the Transferor's own
account, without transfer (in satisfaction of Section 8(a)(y)(A) or Section 8(d)(i)(A) of the Warrant Agreement).

         [ ]      Such Warrant is being transferred to the Company.

         [ ]      Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Act), in reliance on Rule 144A.

         [ ]      Such Warrant is being transferred in reliance on Regulation S under the Act.

         [ ]      Such Warrant is being transferred in accordance with Rule 144 under the Act.

         [ ]      Such Warrant is being transferred in reliance on and in
compliance with an exemption from the registration requirements of the Act.

                                    ______________________________________
                                    [INSERT NAME OF TRANSFEROR]

                                   By: ___________________________________
Date: _________________

-----------------------

*        Check applicable box.

                                                                       EXHIBIT C

                            FORM OF CERTIFICATE TO BE
                             DELIVERED IN CONNECTION
                           WITH REGULATION S TRANSFERS

                                                       ________________, _______

CenterPoint Energy, Inc.
1111 Louisiana
Houston, Texas
Attention: [_______]

Ladies and Gentlemen:

         In connection with our proposed sale of Warrants of CenterPoint Energy, Inc. (the "Company"), we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

         (1) the offer of the Warrants was not made to a person in the United States;

         (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or
(b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

         (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S under the Securities Act, as applicable;

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

         (5) we have advised the transferee of the transfer restrictions applicable to the Warrants; and

         (6) if the circumstances set forth in Rule 904(b) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Warrants may be offered and sold during the distribution compliance period specified in Rule 903(b)(2) or (3), as applicable, in accordance with the provisions of Regulation S; pursuant to registration of the Warrants under the Securities Act; or pursuant to an available exemption from the registration requirements under the Securities Act.

         You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S under the Securities Act.

                                    Very truly yours,

                                    [Name of Transferor]

                                    By: _________________________
                                          [Authorized Signature]

         Upon transfer the Warrants would be registered in the name of the new beneficial owner as follows:

Name:
      ________________________________________________________
Address:
         _____________________________________________________
Taxpayer ID Number:
                    __________________________________________

                                                                       EXHIBIT D

                     FORM OF ACCREDITED INVESTOR CERTIFICATE
                       TRANSFEREE LETTER OF REPRESENTATION

CenterPoint Energy, Inc.
1111 Louisiana
Houston, Texas
Attention: [_______]

Ladies and Gentlemen:

                  In connection with our proposed purchase of [ ] Warrants (the "Warrants") entitling the holders thereof to purchase shares of common stock, par value $0.001 per share, of CenterPoint Energy, Inc. (the "Company"), we confirm that:

                  1. We are (a) an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" as to which we exercise sole investment discretion, and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any account for which we are acting are each able to bear the economic risk of our or its investment, (b) a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) or (c) a non "U.S. person" (as defined in Rule 902 of the Securities Act).

                  2. We understand and acknowledge that the Warrants have not been registered under the Securities Act or any other applicable securities law, and that the Warrants may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any account for which we are acting, that if we should sell any Warrants within the time period referred to in Rule 144(k) of the Securities Act, we will do so only (A) to the Company or any subsidiary thereof, (B) to a "qualified institutional buyer" (as defined in Rule 144A of the Securities Act), or to an institutional "accredited investor" (as defined above) in either case that, prior to such transfer, furnishes to the Warrant Agent under the Warrant Agreement, dated as of [______ __], 2003, governing the Warrants a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Warrants (the form of which letter can be obtained from the Warrant Agent) and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (C) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (D) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or (E) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Warrants from us a notice advising such purchaser that resales of the Warrants are restricted as stated herein.

                  3. We understand that, on any proposed resale of any Warrants, we will be required to furnish to the Company and the Warrant Agent such certifications, opinions and other information as the Company and the Warrant Agent may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect.

                  4. We are acquiring the Warrants for investment purposes and not with a view to distribution thereof or with any present intention of offering or selling any Warrants, except as permitted above; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary will remain at all times within our control.

                  You and the Company are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                  THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN ANY MANDATING THE APPLICATION OF SUCH LAWS).

                                    Very truly yours,

                                    (Name of Purchaser)

                                    By: ____________________________
                                    Name:
                                    Title:

                                    Date: ____________________________

                  Upon transfer, the Warrants would be registered in the name of the new beneficial owner as follows:

By: ___________________________________

Date: _________________________________
Taxpayer ID number: ___________________

                                      D-2